EX-99.B9BI
                                                      Exhibit 24 (b)(9)(b)(i)


                              AMENDMENT NO.7
                                    to
SCHEDULE A                          of
                         DELAWARE GROUP OF FUNDS*
                         FUND ACCOUNTING AGREEMENT


Delaware Group Adviser Funds, Inc.
     Corporate Income Fund (liquidated September 19, 1997)
     Enterprise Fund (liquidated September 19, 1997)
     Federal Bond Fund (liquidated September 19, 1997)
     New Pacific Fund
     U.S. Growth Fund
     Overseas Equity Fund

Delaware Group Cash Reserve, Inc.

Delaware Group Equity Funds I, Inc. (formerly Delaware)
     Delaware Fund
     Devon Fund

Delaware Group Equity Funds II, Inc. (formerly Decatur)
     Blue Chip Fund (New)
     Decatur Income Fund
     Decatur Total Return Fund
     Quantum Fund (New)

Delaware Group Equity Funds III, Inc. (formerly Trend)
     Trend Fund




__________________
     *Except as otherwise noted, all Portfolios included on this Schedule A are Existing Portfolios for purposes of the compensation described on Schedule B to that Fund Accounting Agreement between Delaware Service Company, Inc. and the Delaware Group of Funds dated as of August 19, 1996 ("Agreement"). All portfolios added to this Schedule A by amendment executed by a Company on behalf of such Portfolio hereof shall be a New Portfolio for purposes of Schedule B to the Agreement.

Delaware Group Equity Funds IV, Inc. (formerly DelCap)
     Capital Appreciation Fund   (New)
     DelCap Fund

Delaware Group Equity Funds V, Inc. (formerly Value)
     Value Fund
     Retirement Income Fund   (New)

Delaware Group Government Fund, Inc.
     Government Income Series (U.S. Government Fund)

Delaware Group Global & International Funds, Inc.
     Emerging Markets Fund (New)
     Global Assets Fund
     Global Bond Fund
     International Equity Fund
     Global Equity Fund (New)
     International Small Cap Fund (New)

Delaware Group Income Funds, Inc. (formerly Delchester)
     Delchester Fund
     High-Yield Opportunities Fund (New)
     Strategic Income Fund (New)

Delaware Group Limited-Term Government Funds, Inc.
     Limited-Term Government Fund
     U. S. Government Money Fund

Delaware Pooled Trust, Inc.
     The Aggressive Growth Portfolio
     The Defensive Equity Portfolio
     The Defensive Equity Small/Mid-Cap Portfolio (New)
     The Defensive Equity Utility Portfolio (deregistered January
14, 1997)
     The Emerging Markets Portfolio (New)
     The Fixed Income Portfolio
     The Global Fixed Income Portfolio
     The High-Yield Bond Portfolio (New)
     The International Equity Portfolio
     The International Fixed Income Portfolio (New)
     The Labor Select International Equity Portfolio
     The Limited-Term Maturity Portfolio (New)
     The Real Estate Investment Trust Portfolio
     The Global Equity Portfolio (New)
     The Real Estate Investment Trust Portfolio II (New)

Delaware Group Premium Fund, Inc.
     Capital Reserves Series
     Cash Reserve Series
     Convertible Securities Series (New)
     Decatur Total Return Series
     Delaware Series
     Delchester Series
     Devon Series (New)
     Emerging Markets Series (New)
     DelCap Series
     Global Bond Series (New)
     International Equity Series
     Quantum Series (New)
     Strategic Income Series (New)
     Trend Series
     Value Series

Delaware Group Tax-Free Fund, Inc.
     Tax-Free Insured Fund
     Tax-Free USA Fund
     Tax-Free USA Intermediate Fund

Delaware Group Tax-Free Money Fund, Inc.

Delaware Group State Tax-Free Income Trust (formerly DMCT Tax-
Free Income Trust-Pennsylvania)
     Tax-Free Pennsylvania Fund
     Tax-Free New Jersey Fund (New)
     Tax-Free Ohio Fund (New)

Voyageur Funds, Inc.
     Voyageur U.S. Government Securities Fund (New)

Voyageur Insured Funds, Inc.
     Arizona Insured Tax Free Fund (New)
     Colorado Insured Fund (New)
     Minnesota Insured Fund (New)
     National Insured Tax Free Fund (New)

Voyageur Intermediate Tax Free Funds, Inc.
     Arizona Limited Term Tax Free Fund (New)
     California Limited Term Tax Free Fund (New)
     Colorado Limited Term Tax Free Fund (New)
     Minnesota Limited Term Tax Free Fund (New)
     National Limited Term Tax Free Fund (New)

Voyageur Investment Trust
     California Insured Tax Free Fund (New)
     Florida Insured Tax Free Fund (New)
     Florida Tax Free Fund (New)
     Kansas Tax Free Fund (New)
     Missouri Insured Tax Free Fund (New)
     New Mexico Tax Free Fund (New)
     Oregon Insured Tax Free Fund (New)
     Utah Tax Free Fund (New)
     Washington Insured Tax Free Fund (New)

Voyageur Investment Trust II
     Florida Limited Term Tax Free Fund (New)

Voyageur Mutual Funds, Inc.
     Arizona Tax Free Fund (New)
     California Tax Free Fund (New)
     Iowa Tax Free Fund (New)
     Idaho Tax Free Fund (New)
     Minnesota High Yield Municipal Bond Fund (New)
     National High Yield Municipal Bond Fund (New)
     National Tax Free Fund (New)
     New York Tax Free Fund (New)
     Wisconsin Tax Free Fund (New)

Voyageur Mutual Funds II, Inc.
     Colorado Tax Free Fund (New)

Voyageur Mutual Funds III, Inc.
     Aggressive Growth Fund (New)
     Growth Stock Fund (New)
     International Equity Fund (New)
     Tax Efficient Equity Fund (New)

Voyageur Tax Free Funds, Inc.
     Minnesota Tax Free Fund (New)
     North Dakota Tax Free Fund (New)


Dated as of October 14, 1997


DELAWARE SERVICE COMPANY, INC.


     /s/ David K. Downes
By:
     David K. Downes
     President, Chief Executive Officer and Chief  Financial
Officer


DELAWARE GROUP ADVISER FUNDS, INC.
DELAWARE GROUP CASH RESERVE, INC.
DELAWARE GROUP EQUITY FUNDS I, INC.
DELAWARE GROUP EQUITY FUNDS II, INC.
DELAWARE GROUP EQUITY FUNDS III, INC.
DELAWARE GROUP EQUITY FUNDS IV, INC.
DELAWARE GROUP EQUITY FUNDS V, INC.
DELAWARE GROUP GOVERNMENT FUND, INC.
DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS, INC.
DELAWARE GROUP INCOME FUNDS, INC.
DELAWARE GROUP LIMITED -TERM GOVERNMENT FUNDS, INC.
DELAWARE POOLED TRUST, INC.
DELAWARE GROUP PREMIUM FUND, INC.
DELAWARE GROUP STATE TAX-FREE INCOME TRUST
DELAWARE GROUP TAX-FREE FUND, INC.
DELAWARE GROUP TAX-FREE MONEY FUND, INC.
VOYAGEUR FUNDS, INC.
VOYAGEUR INSURED FUNDS, INC.
VOYAGEUR INTERMEDIATE TAX FREE FUNDS, INC.
VOYAGEUR INVESTMENT TRUST
VOYAGEUR INVESTMENT TRUST II
VOYAGEUR MUTUAL FUNDS, INC.
VOYAGEUR MUTUAL FUNDS II, INC.
VOYAGEUR MUTUAL FUNDS III, INC.


     /s/Wayne A. Stork
By:
     Wayne A. Stork
     Chairman